Exhibit 99.2

Supplemental Financial Information

First Quarter 2013, Unaudited

June 4, 2013

Cole Real Estate Investments, Inc.

(f/k/a Cole Credit Property Trust III, Inc.)

Supplemental Unaudited Operating and Financial Data

As of and for the three months ended March 31, 2013

Highlights
Company Overview	3
Forward Looking Statements	3

Financial Information
Condensed Consolidated Unaudited Balance Sheets	4
Condensed Consolidated Unaudited Statements of Income	5
Financial and Operational Statistics	6
Reconciliation of GAAP Net Income to Adjusted EBITDA	7
Historical FFO and AFFO	8

Portfolio Information
Property Type Diversification	9
Tenant Diversification	10
Geographic Diversification	11
Lease Expirations	12
Industry Diversification	13
Multi-Tenant Property Summary	14
Unconsolidated Joint Venture Investment Summary	17

Debt Information
Portfolio Debt Overview	18

Terms and Definitions	19

About Cole Real Estate Investments, Inc.

Cole Real Estate Investments, Inc. (the “Company” or “Cole”, formerly known as “Cole Credit Property Trust III, Inc.” or “CCPT III”) is a real estate investment trust that owns and operates a diversified portfolio of core commercial real estate investments primarily consisting of approximately 1,000 necessity retail, office and industrial properties located throughout the United States. Cole’s portfolio comprises more than 40 million square feet of rentable space located in 47 states, including properties owned through consolidated joint venture arrangements. As of March 31, 2013, the rentable space at these properties was 99% leased.

Forward-Looking Statements

Certain statements contained in this release may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about Cole’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of Cole’s performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Cole makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this release, and does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact for Cole Real Estate Investments, Inc.

Stephan Keller

Executive Vice President, Chief Financial Officer

(602) 778-6460

COLE REAL ESTATE INVESTMENTS, INC.

(F/K/A COLE CREDIT PROPERTY TRUST III, INC.)

CONDENSED CONSOLIDATED UNAUDITED BALANCE SHEETS

(in thousands, except share and per share amounts)

	March 31, 2013	December 31, 2012
ASSETS
Investment in real estate assets:
Land	$1,487,428	$1,488,525
Buildings and improvements, less accumulated depreciation of $217,425 and $187,448, respectively	4,186,038	4,218,182
Acquired intangible lease assets, less accumulated amortization of $141,105 and $121,894, respectively	843,260	859,985

Total investment in real estate assets, net	6,516,726	6,566,692
Investment in notes receivable, net	90,434	90,358
Investment in marketable securities	50,717	51,103
Investment in marketable securities pledged as collateral	282,398	266,098
Investment in unconsolidated joint ventures	95,338	96,785

Total investment in real estate assets and related assets, net	7,035,613	7,071,036
Assets related to real estate held for sale, net	7,614	23,153
Cash and cash equivalents	118,194	192,504
Restricted cash	22,824	18,444
Rents and tenant receivables, less allowance for doubtful accounts of $265 and $337, respectively	90,354	79,569
Prepaid expenses and other assets	11,292	11,790
Deferred financing costs, less accumulated amortization of $26,712 and $23,105, respectively	54,686	57,229

Total assets	$7,340,577	$7,453,725

LIABILITIES AND EQUITY
Notes payable and other borrowings	$3,202,542	$3,292,048
Accounts payable and accrued expenses	36,041	42,756
Due to affiliates	6,726	4,525
Acquired below market lease intangibles, less accumulated amortization of $18,832 and $16,389, respectively	109,957	113,607
Distributions payable	26,576	26,399
Derivative liabilities, deferred rent and other liabilities	44,895	56,980

Total liabilities	3,426,737	3,536,315

Commitments and contingencies
Redeemable common stock	250,489	234,578

EQUITY:
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.01 par value; 990,000,000 shares authorized, 481,310,385 and 479,547,099 shares issued and outstanding, respectively	4,813	4,795
Capital in excess of par value	4,067,997	4,068,015
Accumulated distributions in excess of earnings	(453,846)	(416,886)
Accumulated other comprehensive income	40,672	23,101

Total stockholders’ equity	3,659,636	3,679,025
Noncontrolling interests	3,715	3,807

Total equity	3,663,351	3,682,832

Total liabilities and equity	$7,340,577	$7,453,725

COLE REAL ESTATE INVESTMENTS, INC.

(F/K/A COLE CREDIT PROPERTY TRUST III, INC.)

CONDENSED CONSOLIDATED UNAUDITED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2013	2012
Revenues:
Rental and other property income	$138,985	$100,448
Tenant reimbursement income	13,722	9,134
Interest income on notes receivable	1,923	1,372
Interest income on marketable securities	6,025	2,417

Total revenue	160,655	113,371

Expenses:
General and administrative expenses	4,030	4,024
Property operating expenses	15,645	9,775
Property and asset management expenses	13,942	10,088
Merger and acquisition related expenses	15,613	15,381
Depreciation	31,435	21,608
Amortization	16,400	11,782

Total operating expenses	97,065	72,658

Operating income	63,590	40,713

Other income (expense):
Equity in income of unconsolidated joint ventures	1,309	334
Other (loss) income	(77)	3,317
Interest expense	(39,069)	(27,171)

Total other expense	(37,837)	(23,520)

Income from continuing operations	25,753	17,193

Discontinued operations:
Income from discontinued operations	386	3,976
Gain on sale of real estate assets	14,076	14,781

Income from discontinued operations	14,462	18,757

Net income	40,215	35,950

Net income allocated to noncontrolling interests	104	13

Net income attributable to the Company	$40,111	$35,937

Funds from operations available to common stockholders (FFO)	$75,853	$58,025
Adjusted funds from operations available to common stockholders (AFFO)	$85,074	$67,652

Weighted average number of common shares outstanding, basic and diluted	480,819,849	424,275,039

Per share information for common stockholders:
Income from continuing operations, basic and diluted	$0.05	$0.04
Income from discontinued operations, basic and diluted	$0.03	$0.04
Net income attributable to the Company, basic and diluted	$0.08	$0.08
FFO, basic and diluted	$0.16	$0.14
AFFO, basic and diluted	$0.18	$0.16
Distributions declared per common share	$0.16	$0.16

Financial and Operational Statistics

The following table presents certain financial and real estate portfolio information as of and for the three months ended March 31, 2013:

Financial Ratios
Debt to equity (a)	87.5%
Adjusted EBITDA (thousands) (b)(c)	$530,776
Net debt to Adjusted EBITDA (b)(d)	5.8
Total debt to gross assets (e)	44.1%
Unsecured debt to gross assets (e)	8.4%
Interest coverage ratio (f)	3.4
Dividend per share (g)	$0.70
Dividend payout (h)	98.9%
Weighted average cost of debt	4.4%

Property Information
Number of properties	1,013
Number of tenants	560
Total square feet (millions)	42.9
Occupancy	98.9%
Weighted average lease term (years)	12.4
Percent of investment grade tenants (i)	42%

(a)	Debt represents notes payable and other borrowings.
(b)	Adjusted EBITDA is a non-GAAP measure. See the Terms and Definitions section that begins on page 19 for a description of our non-GAAP measures.
(c)	Annualized three months ended March 31, 2013.
(d)	Net debt represents total GAAP-basis debt less cash.
(e)	Gross assets represents total gross real estate and related assets net of gross intangible lease liabilities.
(f)	Computed by dividing Adjusted EBITDA by interest expense.
(g)	Represents the annualized dividend per share based on the distribution rate in effect subsequent to the merger closing date of April 5, 2013.
(h)	Computed by dividing annualized dividend per share by annualized AFFO per share.
(i)	Based on annualized rental revenue from tenants with credit ratings of BBB- or higher.

Reconciliation of GAAP Net Income to Adjusted EBITDA

(in thousands)

Three Months Ended
March 31, 2013
Net income attributable to the Company	$40,111
Adjustments:
Interest expense	39,069
Depreciation	31,518
Amortization	17,315
Proportionate share of adjustments for noncontrolling interests	3,021

EBITDA (a)	131,034
Management adjustments:
Net gain on sale and condemnation of real estate assets	(13,953)
Acquisition and merger related expenses	15,613

Total adjustments	1,660

Adjusted EBITDA (a)	$132,694

(a)	EBITDA and Adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that begins on page 19 for a description of our non-GAAP measures.

Funds from Operations

The calculations of funds from operations (FFO) and adjusted funds from operations (AFFO), and reconciliation to net income, which is the most directly comparable GAAP financial measure, are presented in the tables below (in thousands, except share and per share amounts):

Funds from Operations (FFO)

	Three Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Net income attributable to the company	$40,111	$125,611	$18,567	$23,223	$35,937
Depreciation of real estate assets	31,435	29,371	27,202	24,974	21,607
Amortization of lease related costs	16,400	16,145	14,272	13,413	11,781
Depreciation and amortization of real estate assets in unconsolidated joint ventures	128	506	2,906	2,907	3,015
Depreciation and amortization of real estate assets in unconsolidated joint ventures	1,732	1,656	1,549	1,138	466
Net gain on sale and condemnation of real estate assets	(13,953)	(93,676)	—	(664)	(14,781)

FFO (a)	$75,853	$79,613	$64,496	$64,991	$58,025

Adjusted Funds from Operations (AFFO)
	Three Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Net income attributable to the company	$40,111	$125,611	$18,567	$23,223	$35,937
Cumulative adjustments to calculate FFO	35,742	(45,998)	45,929	41,768	22,088

FFO (a)	75,853	79,613	64,496	64,991	58,025
Merger and acquisition related expenses	15,613	17,460	13,612	17,438	15,381
Amortization and write off of deferred financing costs	3,753	5,473	3,712	3,252	3,118
Straight-line rent adjustments	(9,673)	(8,635)	(8,203)	(7,330)	(6,154)
Above/below market lease intangibles amortization, net	888	861	373	639	765
Realized loss on derivatives and debt prepayment fees	—	3,514	9,263	—	—
Gain on sale of marketable securities	—	(12,455)	—	—	—
Other amortization (accretion), net	(1,375)	(1,524)	(1,403)	(1,221)	(197)
Other gains	—	—	—	—	(2,744)
Adjustments for discontinued operations	(15)	(330)	(425)	(559)	(611)
Proportionate share of adjustments for unconsolidated joint ventures	30	(567)	(888)	(409)	69

AFFO (a)	$85,074	$83,410	$80,537	$76,801	$67,652

FFO per common share, basic and diluted	$0.16	$0.17	$0.14	$0.14	$0.14
AFFO per common share, basic and diluted	$0.18	$0.17	$0.17	$0.16	$0.16

Dividends paid (including DRIP)	$76,894	$77,246	$77,705	$76,419	$64,282

AFFO in excess (deficient) of dividends paid to common stockholders	$8,180	$6,164	$2,832	$382	$3,370

Weighted average shares outstanding used for computation per share	480,819,849	478,762,312	476,353,149	473,159,051	424,275,039

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section that begins on page 19 for a description of our non-GAAP measures.
(b)	During the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, the Company capitalized expenses incurred related to the ongoing maintenance of the properties, including tenant improvements and leasing Commissions, of $1.3 million, $1.4 million, $2.1 million, $2.8 million and $2.3 million, respectively.

Property Type Diversification

The following table presents certain property type information regarding the Company’s real estate portfolio, including consolidated joint ventures, as well as secured notes and commercial mortgage backed securities (“CMBS”) and unconsolidated joint ventures, as of March 31, 2013:

Property Type	Number of Properties/Investments	Rentable Square Feet (thousands)	Annualized Rental Revenue/Income (thousands)	% of Annualized Rental Revenue/Income
Freestanding Retail	888	17,648.4	$271,656.4	45.7%
Multi-Tenant Retail	71	10,858.5	140,918.1	23.7%
Office	33	5,137.0	106,823.6	18.0%
Industrial	21	9,299.0	43,237.6	7.3%

Total Real Estate Assets	1,013	42,942.9	562,635.7	94.7%

Secured Notes and CMBS	29	—	26,192.0	4.4%
Unconsolidated Joint Ventures	12	—	5,236.0	0.9%

Total Real Estate and Related Assets	1,054	42,942.9	$594,063.7	100.0%

Tenant Diversification

The following table shows certain information regarding the tenant diversification of the Company’s real estate portfolio, including consolidated joint ventures, as of March 31, 2013:

	Tenant	Number of Leases	Number of States	Leased Square Feet (thousands)	% of Leased Square Feet	Annualized Rental Revenue (thousands)	% of Annualized Rental Revenue	Weighted Average Lease Term Remaining	S&P Credit Rating
1	Walgreens	75	30	1,103.2	2.6%	$28,073.0	5.0%	18.2	BBB
2	Albertson’s	34	6	1,973.3	4.6%	24,075.3	4.3%	17.0	B
3	PetSmart	41	16	1,281.8	3.0%	23,152.2	4.1%	8.5	BB+
4	CVS	55	22	875.7	2.1%	20,688.7	3.7%	18.4	BBB+
5	BJ’s Wholesale Club	3	8	2,229.9	5.2%	19,106.4	3.4%	17.9	B
6	Apollo Group (a)	1	1	599.7	1.4%	14,557.1	2.6%	18.0	Not Rated
7	Wal-Mart	8	7	1,732.3	4.1%	14,390.9	2.6%	11.1	AA
8	L.A. Fitness	17	8	752.9	1.8%	14,160.4	2.5%	11.3	Not Rated
9	Amazon	3	2	3,048.3	7.2%	13,922.0	2.5%	13.5	AA-
10	Kohl’s	19	9	1,498.6	3.5%	13,013.8	2.3%	15.3	BBB+
11	Family Dollar	140	27	1,188.8	2.8%	12,833.0	2.3%	14.3	BBB-
12	Home Depot	11	8	1,809.5	4.3%	12,798.7	2.3%	15.1	A-
13	Tractor Supply	42	20	887.3	2.1%	11,092.8	2.0%	12.0	Not Rated
14	Merrill Lynch	1	1	481.9	1.1%	10,963.5	1.9%	11.7	A
15	Best Buy	21	12	719.3	1.7%	10,233.4	1.8%	6.7	BB
16	On The Border	27	13	187.5	0.4%	8,554.9	1.5%	17.0	Not Rated
17	Encana Oil & Gas, USA	1	1	318.6	0.7%	7,805.5	1.4%	14.3	Not Rated
18	HealthNow	1	1	430.5	1.0%	7,721.7	1.4%	11.3	BBB-
19	RSA Security	1	1	328.2	0.8%	6,915.0	1.2%	10.9	A
20	Stripes	24	2	137.3	0.3%	6,767.6	1.2%	15.9	B+

	Top 20 Tenants	525		21,584.6	50.7%	$280,825.9	50.0%

21	Lowe’s	9	9	1,203.9	2.8%	$6,446.7	1.1%	14.0	A-
22	Advance Auto Parts	45	11	302.4	0.7%	5,881.5	1.0%	10.1	BBB-
23	Cigna	2	2	299.5	0.7%	5,773.1	1.0%	9.5	A
24	Dick’s Sporting Goods	10	6	472.1	1.1%	5,650.3	1.0%	6.7	Not Rated
25	Academy Sports	7	4	590.1	1.4%	5,464.1	1.0%	14.8	B
26	Outback Steakhouse	20	14	125.8	0.3%	5,196.2	0.9%	19.0	B+
27	Thorntons Oil	23	4	79.4	0.2%	4,934.8	0.9%	12.8	Not Rated
28	Aaron Rents	6	17	654.9	1.5%	4,913.0	0.9%	11.6	Not Rated
29	Bed Bath & Beyond	17	10	434.0	1.0%	4,724.6	0.8%	5.1	BBB+
30	VA Clinic	1	1	65.5	0.2%	4,656.5	0.8%	17.0	AA+
31	MedAssets	1	1	225.0	0.5%	4,629.8	0.8%	14.9	B+
32	The Medicines Company	2	1	179.0	0.4%	4,576.9	0.8%	10.7	Not Rated
33	Ross	16	10	440.0	1.0%	4,555.8	0.8%	4.3	BBB+
34	Golden Corral	22	9	233.9	0.6%	4,391.2	0.8%	14.0	Not Rated
35	Giant Eagle	4	1	303.8	0.7%	4,365.3	0.8%	14.3	Not Rated
36	Applebee’s	9	12	95.3	0.2%	4,283.2	0.8%	15.2	Not Rated
37	Cracker Barrel	12	5	121.4	0.3%	3,929.1	0.7%	15.2	Not Rated
38	Wendy’s	9	6	108.0	0.3%	3,855.2	0.7%	19.3	Not Rated
39	AT&T	8	7	226.7	0.5%	3,829.5	0.7%	3.4	A-
40	Hobby Lobby	9	7	481.0	1.1%	3,801.1	0.7%	8.1	Not Rated

	Tenants 21 - 40	232		6,641.7	15.5%	95,857.9	17.0%

	Top 40 Tenants	757		28,226.3	66.2%	$376,683.8	67.0%

	Total Portfolio	1,746	48	42,480.6	100%	$562,635.7	100.0%

(a)	The Company is presently considering indications of interest on this property.

Geographic Diversification

The following table shows certain information regarding the geographic diversification of the Company’s real estate portfolio, including consolidated joint ventures, as of March 31, 2013:

State	Number of Properties	% Leased	Rentable Square Feet (thousands)	Annualized Rental Revenue (thousands)	% of Annualized Rental Revenue
Texas	186	99.2%	6,290.1	$94,256.9	16.9%
Arizona	41	99.6%	2,980.3	48,998.7	8.7%
California	22	98.8%	2,903.9	40,401.8	7.2%
Florida	81	96.9%	3,299.4	39,980.1	7.1%
Illinois	46	95.9%	1,508.0	29,363.9	5.2%
Georgia	38	98.7%	1,992.8	25,568.3	4.5%
Michigan	43	93.9%	1,686.7	21,759.6	3.9%
New Jersey	14	100.0%	893.9	20,449.3	3.6%
Ohio	70	100.0%	1,696.9	17,976.0	3.2%
Virginia	23	97.3%	1,334.0	17,633.6	3.1%
South Carolina	27	100.0%	2,149.1	16,886.4	3.0%
Alabama	23	99.2%	1,246.2	15,969.6	2.8%
Tennessee	19	99.6%	2,529.2	15,573.5	2.8%
Massachusetts	10	100.0%	1,221.9	14,331.3	2.5%
North Carolina	33	100.0%	1,496.9	13,213.7	2.3%
Indiana	46	100.0%	561.1	10,943.7	1.9%
Colorado	16	99.3%	849.5	9,852.9	1.8%
New York	6	100.0%	640.1	9,676.8	1.7%
Louisiana	31	100.0%	867.5	9,030.9	1.6%
Pennsylvania	15	99.8%	1,043.9	8,037.6	1.4%
New Mexico	18	100.0%	686.8	7,737.8	1.4%
Nevada	17	100.0%	696.8	7,427.9	1.3%
Maryland	6	100.0%	365.1	7,346.6	1.3%
Oklahoma	20	100.0%	384.8	6,918.3	1.2%
Missouri	26	100.0%	427.2	6,318.5	1.1%
Wisconsin	16	99.7%	381.0	5,903.7	1.0%
Iowa	15	100.0%	491.5	5,161.6	0.9%
Kentucky	18	100.0%	146.3	3,756.4	0.7%
Nebraska	5	100.0%	224.2	3,738.9	0.7%
Maine	14	100.0%	281.2	3,324.7	0.6%
Mississippi	11	100.0%	258.5	2,897.4	0.5%
Arkansas	13	100.0%	245.7	2,671.4	0.5%
Minnesota	8	100.0%	116.6	2,648.2	0.5%
Kansas	7	100.0%	205.1	2,602.5	0.5%
Connecticut	1	100.0%	69.7	2,511.0	0.4%
Oregon	1	100.0%	212.4	2,488.6	0.4%
New Hampshire	4	100.0%	126.3	2,022.7	0.4%
Alaska	2	98.4%	92.8	1,575.2	0.3%
Rhode Island	1	100.0%	52.1	1,009.8	0.2%
Washington	6	100.0%	39.6	938.6	0.2%
North Dakota	1	100.0%	69.1	924.5	0.2%
Delaware	2	100.0%	35.0	624.1	0.1%
Idaho	2	100.0%	24.0	498.2	0.1%
Utah	2	100.0%	63.2	496.2	0.1%
South Dakota	2	100.0%	22.2	491.0	0.1%
West Virginia	1	100.0%	10.8	302.2	0.1%
Montana	1	100.0%	15.5	260.8	—%
Vermont	3	100.0%	8.0	134.3	—%

Total	1,013	98.9%	42,942.9	$562,635.7	100.0%

Lease Expirations

The following table shows certain information regarding the lease expirations of the Company’s real estate portfolio, including consolidated joint ventures, as of March 31, 2013, during each of the next ten years and thereafter, assuming no exercise of renewal options:

Lease Expiration Year	Number of Leases Expiring	Leased Square Feet (thousands)	% of Leased Square Feet	Annualized Rental Revenue (thousands)	% of Annualized Rental Revenue
2013	63	223.2	0.5%	$3,491.9	0.6%
2014	71	305.2	0.7%	5,568.3	1.0%
2015	88	427.8	1.0%	7,064.9	1.3%
2016	119	1,147.4	2.7%	15,585.2	2.8%
2017	138	1,002.0	2.4%	14,422.4	2.6%
2018	135	2,024.6	4.8%	26,772.4	4.8%
2019	90	2,179.3	5.1%	26,738.3	4.8%
2020	53	1,139.4	2.7%	14,352.7	2.6%
2021	83	2,907.2	6.9%	35,791.6	6.4%
2022	70	2,734.2	6.4%	23,154.9	4.1%
Thereafter	836	28,390.3	66.8%	389,693.1	69.0%

Totals	1,746	42,480.6	100.0%	$562,635.7	100.0%

Industry Diversification

The following table shows certain information regarding the tenant industry diversification of the Company’s real estate portfolio, including consolidated joint ventures, as of March 31, 2013:

Industry	Number of Leases	Number of Tenants	Number of States	Leased Square Feet (thousands)	Annualized Rental Revenue (thousands)	% of Annualized Rental Revenue	Weighted Average Lease Term Remaining
Grocery	75	25	24	4,018.4	$52,519.4	9.3%	15.5
Drugstore	130	2	36	1,978.9	48,761.7	8.7%	18.3
Discount store	225	15	32	4,329.0	42,577.4	7.6%	10.2
Full service restaurant	190	81	30	1,102.8	38,942.2	6.9%	14.9
Home and garden	68	9	29	3,947.2	31,037.4	5.5%	13.6
Pet supplies	48	2	18	1,387.1	24,790.4	4.4%	8.4
Warehouse club	7	3	11	2,767.1	24,203.2	4.3%	16.4
Healthcare	56	42	17	882.0	22,163.8	3.9%	11.4
Financial services	60	31	14	856.8	20,042.7	3.6%	12.3
Limited service restaurant	132	58	26	726.1	18,835.6	3.3%	11.5
Convenience store	82	9	16	344.2	17,403.7	3.1%	14.5
Other professional services	9	8	8	946.1	17,378.3	3.1%	11.4
Fitness	26	9	10	883.1	16,170.1	2.9%	10.9
Education	6	5	4	631.9	15,126.9	2.7%	17.6
Department store	27	6	10	2,265.2	15,081.9	2.7%	15.0
Specialty retail	89	41	20	1,238.1	14,441.7	2.6%	8.2
Apparel	106	47	12	903.4	14,149.0	2.5%	5.1
Wholesale	3	1	2	3,048.3	13,922.0	2.5%	13.5
Electronics and appliances	33	6	18	975.1	13,754.9	2.4%	7.2
Sporting goods	24	8	11	1,249.7	13,667.6	2.4%	10.6
Manufacturing	5	5	5	3,206.8	13,295.5	2.4%	10.7
Automotive	75	9	19	610.5	12,235.9	2.2%	12.8
Insurance services	8	6	7	571.9	11,756.1	2.1%	9.8
Hobby, books and music	44	13	17	920.9	9,545.0	1.7%	6.0
Home furnishings	41	15	13	760.4	8,947.8	1.6%	6.2
Mining and natural resources	1	1	1	318.6	7,805.5	1.4%	14.3
Office supplies	24	4	12	459.8	6,810.0	1.2%	5.8
Communications	37	13	11	277.4	5,591.2	1.0%	8.3
Logistics (Shipping, delivery, warehousing)	11	2	11	394.5	3,673.3	0.7%	7.7
Personal services	88	73	14	142.8	3,378.5	0.6%	3.7
Agriculture	2	2	2	155.8	1,926.7	0.3%	13.0
Technology	1	1	1	106.8	1,593.6	0.3%	8.8
Childcare	7	3	5	56.2	806.3	0.1%	12.8
Government and non-profit	4	3	3	10.5	176.3	—%	1.2
Real estate services	1	1	1	4.2	67.3	—%	0.1
Entertainment and recreation	1	1	1	3.0	56.8	—%	2.2

Total	1,746	560	48	42,480.6	$562,635.7	100.0%

Multi-Tenant Property Summary

The following table shows certain information regarding the Company’s multi-tenant property investments, including consolidated joint ventures, as of March 31, 2013:

Property	Location	Type	Rentable Square Feet (thousands)	Occupancy	Purchase Price (thousands)	Annualized Rental Revenue (thousands)	Major Tenants
University Plaza	Flagstaff, AZ	Grocery	165.8	100.0%	$17,165.0	$1,895.1	Safeway, Ross, Bed Bath & Beyond, Petsmart
Mueller Regional Retail District	Austin, TX	Power Center	351.3	95.9%	67,250.0	5,779.4	Home Depot, Best Buy, Marshall’s, Chair King, Bed Bath & Beyond, Petsmart, Staples
Sunset Valley	Sunset Valley, TX	Power Center	148.9	91.9%	35,500.0	3,056.7	Petsmart, Babies R Us, DSW
Evans Exchange (a)	Evans, GA	Power Center	131.0	100.0%	6,043.9	523.7	Home Depot, Food Lion
Evans Exchange (a)	Evans, GA	Power Center	65.0	97.5%	13,356.1	1,172.8	Home Depot, Food Lion
Atascocita Commons	Humble, TX	Power Center	316.4	98.6%	56,500.0	4,605.9	Kohl’s, TJ Maxx, Ross, Palais Royal, Office Depot, Petco
Lakeshore Crossing	Gainesville, GA	Power Center	123.9	100.0%	9,000.0	694.4	Lowe’s
Whittwood Town Center	Whittier, CA	Power Center	786.2	98.9%	83,500.0	6,067.4	Target, J.C. Penney, Sears, Kohl’s, Von’s, Petsmart, 24 Hour Fitness, Cost Plus
CVS & Noble Roman	Mishawaka, IN	Anchored	12.4	100.0%	4,610.7	365.5	CVS
CVS & Tres Amigos	Ringgold, GA	Anchored	15.1	100.0%	3,990.0	323.4	CVS
Shoppes at Port Arthur	Port Arthur, TX	Power Center	96.0	100.0%	15,000.0	1,344.4	Ross, Best Buy, Petco
Petco & Portrait Innovations	Lake Charles, LA	Anchored	17.7	100.0%	3,900.9	362.6	Petco
Breakfast Pointe	Panama Beach City, FL	Grocery	98.1	98.9%	16,000.0	1,346.7	Publix, Office Depot
Prairie Market	Oswego, IL	Grocery	113.1	95.6%	25,100.0	2,447.2	Aldi, Petsmart
Volusia Square	Daytona Beach, FL	Power Center	232.1	96.4%	31,000.0	2,661.6	Hobby Lobby, HH Gregg, TJ Maxx, Home Depot
Stearns Crossing	Bartlett, IL	Grocery	96.6	90.4%	12,375.0	1,140.2	Dominick’s
Folsum Gateway II	Folsum, CA	Power Center	115.4	96.8%	36,000.0	2,862.2	Bed Bath & Beyond, Petsmart, DSW
CVS & Huntington Bank	Northville, MI	Anchored	15.8	100.0%	3,797.2	292.2	CVS
Waterside Marketplace	Chesterfield, MI	Power Center	252.0	88.1%	26,500.0	3,065.4	Dick’s Sporting Goods, Best Buy, TJ Maxx, Bed Bath & Beyond, Old Navy
Pinehurst Square	Bismarck, ND	Anchored	69.1	100.0%	10,250.0	924.5	Best Buy, Petsmart
Red Oak Village	San Marcos, TX	Power Center	176.6	98.2%	22,000.0	1,971.9	Ross, Best Buy, Marshall’s, Bed Bath & Beyond, Petsmart
Falcon Valley	Lenexa, KS	Grocery	76.7	100.0%	12,500.0	1,016.1	Price Chopper
Oxford Exchange	Oxford, AL	Power Center	333.9	97.1%	45,500.0	3,895.8	Hobby Lobby, Dick’s Sporting Goods, Ross, TJ Maxx, Bed Bath & Beyond, Petsmart, Best Buy, Office Max
Northpoint Shopping Center	Cape Coral, FL	Power Center	115.9	70.3%	10,000.0	1,040.0	Bed Bath & Beyond, AC Moore, Petsmart
Camp Creek Marketplace	East Point, GA	Power Center	423.4	97.0%	76,350.0	6,332.1	BJ’s Wholesale Club, Marshall’s, Ross, TJ Maxx, Barnes & Noble, Staples, Petsmart, Old Navy
Century Town Center	Vero Beach, FL	Power Center	106.9	92.4%	14,745.0	1,361.8	Marshall’s
Riverside Centre	St. Augustine, FL	Anchored	62.0	100.0%	4,725.0	482.4	Hobby Lobby
Nature Coast Commons	Spring Hill, FL	Power Center	226.2	83.2%	29,000.0	2,836.4	Sports Authority, Best Buy, Ross, Office Depot, Petsmart

Multi-Tenant Property Summary – (Continued)

Property	Location	Type	Rentable Square Feet (thousands)	Occupancy	Purchase Price (thousands)	Annualized Rental Revenue (thousands)	Major Tenants
Telegraph Plaza (a)	Monroe, MI	Power Center	68.7	100.0%	$5,859.7	$501.0	Kohl’s, TJ Maxx, Petsmart
Telegraph Plaza (a)	Monroe, MI	Power Center	0.1	73.4%	7.0	0.7	Kohl’s, TJ Maxx, Petsmart
The Crossing	Killeen, TX	Anchored	60.4	100.0%	9,000.0	944.2	Gold’s Gym, University of Phoenix
Santa Rosa Commons	Pace, FL	Grocery	138.8	100.0%	25,450.0	2,021.8	Publix, TJ Maxx, Petsmart
Shelby Corners	Utica, MI	Anchored	77.1	91.9%	4,255.0	477.3	Christmas Tree Shops, Buy Buy Baby
Denver West Plaza	Lakewood, CO	Anchored	71.3	91.5%	14,000.0	1,215.2	Best Buy, Office Depot
The Forum	Fort Myers, FL	Power Center	189.9	96.9%	34,250.0	3,023.2	Ross, Best Buy, Bed Bath & Beyond, Staples, Books-A-Million, Petco
Hobby Lobby Center	Greenville, SC	Anchored	68.9	100.0%	6,300.0	592.9	Hobby Lobby
The Plaza	Queen Creek, AZ	Anchored	71.0	93.4%	13,250.0	1,343.0	L.A. Fitness
Highlands Ranch	Highland Ranch, CO	Anchored	50.5	100.0%	6,346.0	553.3	Ross, Staples
Kingman Gateway	Kingman, AZ	Anchored	49.2	100.0%	4,756.0	433.2	Ross, Petsmart
Kohl’s Plaza	Napa, CA	Anchored	76.4	97.2%	19,825.0	1,694.9	Kohl’s
Glynn Isles	Brunswick, GA	Power Center	193.3	95.2%	38,000.0	2,821.4	Dick’s Sporting Goods, Ross, Petsmart, Michael’s, Office Depot
Dimond Crossing	Anchorage, AK	Anchored	85.5	98.3%	14,375.5	1,308.4	Petsmart, Bed Bath & Beyond
Winchester Station	Winchester, VA	Power Center	182.9	97.5%	26,881.0	2,518.4	HH Gregg, Ross, Bed Bath & Beyond, Michael’s, Old Navy
Crossroads Marketplace	Warner Robbins, GA	Anchored	78.9	97.0%	11,250.0	1,011.3	Best Buy, Bed Bath & Beyond
Petsmart & Hallmark	Cincinnati, OH	Anchored	33.6	100.0%	5,041.6	426.0	Petsmart
Del Monte Plaza	Reno, NV	Grocery	82.8	100.0%	18,300.0	1,514.7	Whole Foods, Sierra Trading Post
Shoppes at Sugarmill Woods	Homosassa, FL	Grocery	53.2	86.8%	8,100.0	657.6	Publix
Bellview Plaza	Pensacola, FL	Grocery	83.0	100.0%	8,200.0	831.9	Publix, Planet Fitness
Kyle Marketplace	Kyle, TX	Grocery	219.2	95.9%	45,000.0	3,357.8	HEB! Plus
Indian Lakes Crossing	Virginia Beach, VA	Grocery	70.8	95.8%	14,200.0	1,086.4	Harris Teeter
Midtowne Park	Anderson, SC	Power Center	167.4	100.0%	25,600.0	1,940.8	Kohl’s, Dick’s Sporting Goods, Staples
Silverado Plaza	Tucson, AZ	Grocery	78.5	98.7%	9,250.0	744.3	Safeway
Cleveland Towne Center	Cleveland, TN	Power Center	152.9	92.8%	17,650.0	1,728.9	Ross, Bed Bath & Beyond, Michael’s, Electronic Express, Books-A-Million
Fairlane Green	Allen Park, MI	Power Center	269.9	98.3%	47,000.0	4,768.1	TJ Maxx, Bed Bath & Beyond, Barnes & Noble, Michael’s, Old Navy
Petsmart & Travis Credit Union	Mercad, CA	Anchored	30.8	100.0%	5,369.2	460.3	Petsmart
Petsmart & Bevmo	Redding, CA	Anchored	44.9	100.0%	5,788.1	530.0	Petsmart, Bevmo
Greenway Commons	Houston, TX	Power Center	253.0	96.7%	68,250.0	4,534.4	Costco, L.A. Fitness
San Tan Marketplace	Gilbert, AZ	Power Center	285.8	97.6%	54,780.0	4,300.2	Jo-Ann’s Fabric, Big Lots, Bed Bath & Beyond, Marshall’s, DSW, Office Max, Downeast Home & Clothing, Old Navy
Toys “R” Us Center	Parma, OH	Anchored	48.3	100.0%	3,748.6	340.5	Toys R Us
Shoppes at Sherbrooke	Lake Worth, FL	Anchored	57.9	98.1%	10,500.0	1,007.9	L.A. Fitness
Widewater Commons	Uniontown, PA	Anchored	46.7	96.6%	6,600.0	625.4	Petsmart

Multi-Tenant Property Summary – (Continued)

Property	Location	Type	Rentable Square Feet (thousands)	Occupancy	Purchase Price (thousands)	Annualized Rental Revenue (thousands)	Major Tenants
Eastland Center	West Covina, CA	Power Center	809.6	97.3%	$145,900.0	$10,215.6	Target, Wal-Mart, Burlington Coat Factory, Albertson’s, Dick’s Sporting Goods, Bed Bath & Beyond, Ashley Furniture, Marshall’s, Ross, CVS, Office Depot, DSW, Petsmart
Sherwood Retail Center	Sherwood, AR	Power Center	119.0	100.0%	5,825.0	601.2	Gander Mountain, Tractor Supply, Hobby Lobby
Hillside Town Center	Chicago, IL	Power Center	164.9	71.3%	26,945.4	2,080.1	Ross, Home Goods, Michael’s, Staples
White Oak Village	Richmond, VA	Power Center	431.7	93.4%	68,000.0	6,410.3	J.C. Penney, Martin’s, K&G Fashion Superstore, Petsmart, Michael’s, Office Max
Kohl’s & Academy Sports	Hixson, TN	Power Center	131.6	100.0%	10,769.0	896.4	Kohl’s, Academy Sports
Valley Bend	Huntsville, AL	Power Center	413.0	100.0%	72,530.0	5,858.3	Hobby Lobby, Dick’s Sporting Goods, Ross, Marshall’s, Huntsville Hospital, Barnes & Noble, Bed Bath & Beyond, Petsmart
Pick ’N Save Center	Wauwatosa, WI	Grocery	69.9	98.4%	16,190.5	1,330.9	Pick N Save
West Valley Center (a)	Saginaw, MI	Power Center	281.2	99.1%	26,119.8	2,888.5	Dick’s Sporting Goods, TJ Maxx, Petsmart, Barnes & Noble, Babies R Us
East Valley Center (a)	Saginaw, MI	Power Center	121.3	66.6%	4,366.0	538.7	Burlington Coat Factory
Big Lots & Tractor Supply	Northport, AL	Anchored	58.0	100.0%	3,314.0	253.0	Big Lots, Tractor Supply

Total Acquisitions			10,785.3	95.7%	$1,658,801.2	$140,256.2

(a)	The Company purchased multiple parcels at the same multi-tenant property in separate transactions.

Unconsolidated Joint Venture Investment Summary

The following table shows certain information regarding the Company’s interests in unconsolidated joint ventures, as of March 31, 2013 (in thousands):

Joint Venture	Partner	Cole Ownership %	Rentable Square Feet (a)	Annualized Rental Revenue (a)	Gross Asset Book Value (a)	Debt (a) (b)	Major Tenants
Cole/CoTops Portfolio LLC	Affiliate of Cofinance Group	80%	702.2	$5,922.2	$42,829.2	$24,762.7	Tops Market, Dollar Tree, Gander Mountain, Big Lots, BJ’s Wholesale Club
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	232.1	2,925.5	30,115.9	20,400.0	Home Depot, Best Buy
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	279.7	3,059.0	39,874.0	25,890.9	Publix, Belk
Cole/LBA JV OF Pleasanton CA	Affiliate of LBA Realty	90%	343.0	6,490.9	100,473.3	57,000.0	Clorox Companies
Chandler Village Center, LLC (AZ)	Propstra Chandler Trust & RED Development, LLC	45%	130.3	2,344.8	17,972.1	20,370.0	Sports Authority, Bed Bath & Beyond
Chandler Festival SPE, LLC	Propstra Chandler Trust & RED Development, LLC	45%	359.2	4,816.1	34,822.3	29,222.3	Nordstrom Rack, Buy Buy Baby, Ross, TJ Maxx
Chandler Gateway SPE, LLC	Propstra Chandler Trust & RED Development, LLC	45%	259.5	1,818.7	16,636.8	18,596.0	Hobby Lobby

Total Unconsolidated Joint Ventures			2,306.0	$27,377.2	$282,723.6	$196,241.9

Cole Interest (c)			1,575.3	$18,836.3	$206,878.0	$135,296.7

(a)	Amounts represent information for total unconsolidated joint venture.
(b)	Debt amounts represent secured fixed and variable rates ranging from 2.10% to 6.25% and maturities ranging from July 2015 to July 2021, with a weighted average interest rate of 4.05% as of March 31, 2013 and a weighted average years to maturity of 4.2 years as of March 31, 2013.
(c)	Amounts represent the Company’s interest in unconsolidated joint ventures as of March 31, 2013.

Portfolio Debt Overview

The following tables show certain information regarding the Company’s debt, as of March 31, 2013 (in thousands):

	Minimum Interest Rate	Maximum Interest Rate	Weighted Average Interest Rate	Balance
Fixed rate debt	2.75%	6.83%	4.56%	$2,380,778
Variable rate debt	1m LIBOR + 2.25%	1m LIBOR + 3.25%	2.98%	88,302
Construction facilities	1m LIBOR + 2.35%	1m LIBOR + 2.35%	2.54%	26,565
Credit facility - term loan (a)	1m LIBOR + 1.65%	1m LIBOR + 2.25%	1.85%	500,000
Credit facility - revolving line of credit (a)	1m LIBOR + 1.65%	1m LIBOR + 2.25%	1.85%	107,750
Repurchase agreements	3m LIBOR + 1.20%	3m LIBOR + 1.75%	1.78%	100,057

Total				$3,203,452

Year of Maturity	Balloon Payments	Other Principal Payments	Debt Maturity
Remaining 2013	$155,574	$1,612	$157,186
2014	41,490	2,281	43,771
2015	174,000	3,704	177,704
2016	162,836	6,438	169,274
2017 (a)	294,839	6,646	301,485
2018 (a)	685,385	7,165	692,550
2019	292,128	8,661	300,789
2020	300,065	5,444	305,509
2021	388,186	2,111	390,297
2022	461,058	79	461,137
2023	203,750	—	203,750
Thereafter	—	—	—

Total	$3,159,311	$44,141	$3,203,452

(a)	Reflects terms of an amended credit facility agreement, dated June 3, 2013, under which the term loan amount increased to $500.0 million from $278.75 million and the related maturity date was extended to 2018. In addition, under the amended credit facility the revolving line of credit was increased to $900.0 million and the maturity date was extended to 2017, with a one-year extension option. As of March 31, 2013, $607.75 million was outstanding under the credit facility. As such, $500.0 million is shown as the term loan and $107.75 million is shown as borrowings under the revolving line of credit. The amended credit facility has a credit spread based on the Company’s leverage ratio. The weighted average interest rate is based on interest rate pricing tier corresponding to the Company’s leverage ratio at March 31, 2013.

Terms and Definitions

Non-GAAP Financial Disclosures

FFO and AFFO

Funds From Operations (“FFO”) is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and widely recognized by investors and analysts as one measure of operating performance of a real estate company. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of depreciable real estate and impairments of depreciable real estate. Depreciation and amortization as applied in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for real estate companies by using the historical cost accounting method alone is insufficient. In addition, FFO excludes gains and losses from the sale of depreciable real estate and impairment charges on depreciable real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs. We compute FFO in accordance with NAREIT’s definition.

In addition to FFO, we use Adjusted Funds From Operations (“AFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of our real estate portfolio. AFFO, as defined by our company, excludes from FFO merger and acquisition related costs, amortization and write off of deferred financing costs, straight-line rent adjustments, above and below market lease intangibles amortization, realized loss on derivatives and debt prepayment fees, gain on sale of marketable securities, other amortization or accretion, other gains, adjustments for discontinued operations and our proportionate share of adjustments for unconsolidated joint ventures, all of which are required to be expensed or recorded as additions to revenue or other income in accordance with GAAP. In evaluating the performance of our portfolio over time, management employs business models and analyses that differentiate the costs to acquire investments from the investments’ revenues and expenses. Management believes that excluding the items noted above from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time, including after the Company ceases to acquire properties on a frequent and regular basis. AFFO also allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions and mergers, as well as a comparison of our performance with that of other REITs, as AFFO, or an equivalent measure, is routinely reported by other REITs, and we believe often used by analysts and investors for comparison purposes.

For all of these reasons, we believe FFO and AFFO, in addition to net income and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of our real estate portfolio over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs.

EBITDA and Adjusted EBITDA

Adjusted EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income for merger expenses related to the merger which are considered non-recurring and gain/losses in real estate, foreign exchange and derivatives which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from Adjusted EBITDA as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short term fluctuations in net income but have no impact on cash flows. We believe that Adjusted EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. We use Adjusted EBITDA as one measure of our operating performance when we formulate corporate goals and evaluate the effectiveness of our strategies. Adjusted EBITDA may not be comparable to similarly titled measures of other companies.